Exhibit 10.1

AMENDMENT NO. 1 TO COOPERATION AGREEMENT

This Amendment No. 1 (the “Amendment”) to cooperation agreement (the “Original Agreement”, the transaction contemplated herein the “Transaction”) is entered into as of August 28, 2023, by and between ABVC BioPharma, Inc. (“ABVC” or the “Company”), and 中汇聯和科技(成都)集團有限公司Zhonghui United Technology (Zhonghui) Group Co., Ltd. and its affiliated enterprises (hereinafter referred to as “Zhonghui”) ABVC and ZHONGHUI are sometimes referred to herein individually as a “Party,” and collectively as the “Parties”.

WHEREAS, the Company and Zhonghui entered into the Original Agreement dated as of August 14, 2023; the Company and Zhonghui wish to amend the Original Agreement to address comments received from the Nasdaq Capital Market (“Nasdaq”).

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto agree as follows:

1. Article 3.3 of the Original Agreement are replaced in their entirety with the following:

3.3 Adjustment Process: The process for making adjustments shall be determined through mutual agreement and in accordance with the applicable laws and regulations. The parties shall engage in good faith negotiations to reach a mutually acceptable solution. In case, the value of the Share Consideration is below US$7,400,000, more stock shall be issued. In case the value of The Property is below US$7,400,000, a greater ownership interest in the property shall be transfer to ABVC; provided, however, that in no event that the Shares issued to ZHONGHUI shall exceed 19.99% of the issued and outstanding shares of ABVC common stock as of the date of the Agreement (i.e. August 14, 2023).

2. Terms in uppercase letters not otherwise defined in this agreement should be interpreted with the respective meanings assigned to them in the original agreement.

3. Capitalized terms not otherwise defined herein shall the respective meanings ascribed to them in the Original Agreement.

4. Except as herein above amended, the terms and provisions of the Original Agreement shall remain in full force and effect.

5. This Amendment may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

6. This Amendment shall extend to and be binding upon the heirs, executors, administrators, successors, and assigns of each of the parties hereto.

7. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

8. The Agreement is in both English and Chinese, which both have binding effects. If there is any conflict between the English and Chinese language, English language prevails.

[Signature Page Follows]

Very truly yours,

ABVC BioPharma, Inc.

By:
	Name:	Uttam Yashwant Patil, Ph.D.
	Title:	Chief Executive Officer

Accepted and Agreed to as of

the date first written above:

中汇聯和科技(成都)集團有限公司

Zhonghui United Technology (Zhonghui) Group Co., Ltd.

By:
Name: Wencheng Sun
Title: Chairman

[Signature Page to Amendment No. 1 to Original Agreement

between ABVC BioPharma, Inc. and 中汇聯和科技(成都)集團有限公司Zhonghui United Technology

(Zhonghui) Group Co., Ltd.]

修正案编号1 合作协议

本合作协议（以下简称“原始协议”，本文中设想的交易以下简称“交易”）的第 1 号修正案（以下简称“修正案”）由 ABVC BioPharma, Inc. ( “ABVC”或“公司”）、中汇联和科技（成都）集团有限公司 中汇联合科技（成都）集团有限公司及其关联企业（以下简称“中汇”） ABVC 和 ZHONGHUI有时在本文中单独称为“一方”，统称为“双方”。

鉴于，公司与中汇签订的原协议日期为2023年8月14日；公司和中汇希望修改原始协议，以解决从纳斯达克资本市场（“纳斯达克”）收到的意见。

因此，现在，考虑到前述内容以及本协议中规定的相应契约和协议，双方同意如下：

1. 原协议第3.3条全部替换为：

3.3 调整流程：调整流程应根据适用的法律法规，经双方协商确定。双方应履行善意谈判，以达成双方都能接受的解决方案。如果股份的市场价值低于7,400,000美元，则应发行更多股票。如果该房产的价值低于7,400,000美元，则该房产的较大所有权权益应转让给ABVC；但前提是，在任何情况下，向中汇发行的股份均不得超过截至协议签署之日（即2023年8月14日）ABVC已发行和流通普通股的19.99%。

2. 本协议中未另行定义的大写术语应采用原始协议中赋予它们的各自含义。

3. 除上述修订外，原协议的条款和规定仍具有完全效力。

4. 本修正案可签署任意数量的副本，出于所有目的，每份副本均应被视为原件。

5. 本修正案应适用于各方的继承人、遗嘱执行人、管理人、继任者和受让人，并对其具有约束力。

6. 本修正案应受纽约州内部法律管辖并根据纽约州内部法律解释。

7. 本协议有中英文两种文本，均具有约束力。如果英文和中文之间有任何冲突，以英文为准。

[签名页如下]

Very truly yours,

ABVC BioPharma, Inc.

By:
	Name:	Uttam Yashwant Patil, Ph.D.
	Title:	Chief Executive Officer

已接受并同意：

中汇聯和科技(成都)集團有限公司

Zhonghui United Technology (Zhonghui) Group Co., Ltd.

By:
	Name:	孙文成
	Title:	Chairman

[Signature Page to Amendment No. 1 to Original Agreement

between ABVC BioPharma, Inc. and 中汇聯和科技(成都)集團有限公司Zhonghui United Technology

(Zhonghui) Group Co., Ltd.]